EXHIBIT 99.5

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company

	Statement Number:	63	Page 1 of 3
Chapter 11	For the Period FROM:	1/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	1/31/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,741,106.24	$8,319,281.69	$707,241.91

B. Less: Total Disbursements per all Prior Statements		$8,605,014.84	$8,276,696.48	$21,090.52

C. Beginning Balance		$1,404,424.61	$108,541.42	$686,151.39

D. Receipts during Current Period
Description

1/11/2007	Daro Films	$36,123.93
1/18/2007	Wire Transfer		$65,000.00
1/24/2007	Vision Films			$86,641.12
1/31/2007	Force Ent.			$7,980.00
1/31/2007	Wire Transfer		$50,000.00
1/31/2007	interest	$6,664.80

TOTAL RECEIPTS THIS PERIOD		$42,788.73	$115,000.00	$94,621.12	—

E. Balance Available (C plus D)		$1,447,213.34	$223,541.42	$780,772.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 63	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
1/5/2007	38678	AT&T		$75.47
1/5/2007	38679	AT&T		$324.95
1/5/2007	38680	Bonded Services, Inc		$6,624.30
1/5/2007	38681	Health Net		$4,645.40
1/5/2007	38682	Alice P. Neuhauser		$585.32
1/18/2007		Wire Transfer	$65,000.00
1/12/2007	38683	City Of Beverly Hills		$452.48
1/12/2007	38684	Joe Nazarian		$420.00
1/12/2007	38685	Kevin Marino		$339.23
1/12/2007	38686	Recall		$1,151.70
1/16/2007	8369	Payroll		$1,393.65
1/16/2007	8370	Payroll		$8,234.25
1/16/2007	8371	Payroll		$1,628.87
1/16/2007	8372	Payroll		$2,888.19
1/16/2007		ADP Taxes		$9,907.15
1/17/2007		Service Charge		$144.91
1/19/2007		ADP Fees		$30.00
1/19/2007	38687	Arrowhead		$26.21
1/19/2007	38688	Blue Shield of California		$387.00
1/19/2007	38689	Brandon & Morner-Ritt		$10,956.23
1/19/2007	38690	Federal Express		$181.05
1/19/2007	38691	Kevin Marino		$328.81
1/19/2007	38692	Stutman Treister & Glatt		$22,255.25
1/26/2007	38693	Clumeck, Stem, Schenkelburg & Getzo		$812.50
1/26/2007	38694	New Beginnings Enterprises		$4,174.95
1/26/2007	38695	Kevin Marino		$88.29
1/26/2007	38696	AT&T		$78.61
1/26/2007	38697	AT&T		$313.74
1/26/2007		ADP fees		$291.33
1/30/2007		ADP Taxes		$7,067.64
1/30/2007	8373	Payroll		$1,393.64
1/30/2007	8374	Payroll		$6,256.25
1/30/2007	8375	Payroll		$1,628.86
1/30/2007	8376	Payroll		$2,888.16
1/31/2007		Wire Transfer	$50,000.00
1/31/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$115,000.00	$97,974.41	$50.00	—

G. Ending Balance (E less F)			$1,332,213.34	$125,567.01	$780,722.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 63	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account			$731.10
Bank of Scotland — Pinocchio		936582	£461,410.23	Pound Sterling	Time Deposit
Bank of Scotland — Basil		936582	£228,591.85	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio		10747301	$—	Pound Sterling
Edge Entertainment		1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture		178-71491-7	$95,381.96
BLT Venture		16-524173-1101	$330.45
KL MDP Sensation		60-066-930	$—
KL\7 Venture		1890-69-6360	$31,583.19
Denial Venture		1890-69-6501	$162,731.86
Cracker LLC		1891-04-1665	$732.79
Swing		323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession